Exhibit 10.15

FOURTH AMENDMENT TO LOAN AGREEMENT

This FOURTH AMENDMENT, dated as of October 31, 2006 (this “Agreement”), is made in connection with that certain Loan and Security Agreement, dated as of February 10, 2003 (as amended, restated, supplemented, renewed, extended, replaced or otherwise modified from time to time, the “Loan Agreement”), by and among on the one hand, the lenders identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and Wells Fargo Foothill, Inc., a California corporation (f/k/a Foothill Capital Corporation), as the arranger and administrative agent for the Lenders (the “Agent”), and, on the other hand, Elgin National Industries, Inc., a Delaware corporation (the “Parent”), and each of the Parent's Subsidiaries identified on the signature pages thereof (such Subsidiaries, together with the Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”). Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

W I T N E S S E T H:

WHEREAS, the Administrative Borrower, the Agent and Required Lenders wish to amend certain of the terms set forth in the Loan Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments to Loan Agreement. Effective September 1, 2006, and subject to the satisfaction of the conditions contained in Section 2 hereof:

(a) Section 2.1(c)(v) of the Loan Agreement is hereby amended by deleting the term “50%” therein and substituting in lieu thereof the term “60%”.

(b) Section 7.1 of the Loan Agreement is hereby amended by:

(i) deleting the word “and” at the end of clause (j) thereof;

(ii) deleting the period at the end of clause (k) thereof and substituting a semi-colon immediately followed by the word “and” in lieu thereof; and

(iii) inserting the following clause (l) immediately thereafter:

“(l) Indebtedness comprising deferred rent liabilities in an aggregate amount not to exceed $1,300,000 in respect of leasehold improvements and furniture and fixture expenditures made by the Loan Parties at the leased premises of the Loan Parties located at 222 South Riverside Plaza, Chicago, Illinois 60606.”

(c) Section 7.20(b) of the Loan Agreement is hereby amended by deleting the parenthetical therein in its entirety and substituting in lieu thereof the following:

“(excluding (i) the aggregate amount of cash proceeds of sales, dispositions or insurance proceeds permitted to be reinvested and being held for reinvestment and/or actually reinvested by Borrowers in accordance with Section 2.4(d)(iv) during such period and (ii) leasehold improvements and furniture and fixture expenditures made by the Loan Parties at the leased premises of the Loan Parties located at 222 South Riverside Plaza, Chicago, Illinois, 60606, to the extent that such leasehold improvements are required to be capitalized in accordance with GAAP, and provided that the aggregate amount of such leasehold improvements and furniture and fixture expenditures shall not to exceed $2,500,000 during the term of this Agreement)”

Section 2. Conditions to Effectiveness. The effectiveness of this Agreement shall be conditioned upon the satisfaction of the following conditions precedent (the date on which all such conditions are fulfilled or waived by the Agent and the Required Lenders are hereafter referred to as the “Amendment Effective Date”):

(a) this Agreement shall have been executed by the Agent, the Required Lenders and the Administrative Borrower and delivered to the Agent;

(b) no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Agreement becoming effective in accordance with its terms; and

(c) the representations and warranties contained in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant thereto on or prior to the Amendment Effective Date shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct on and as of such date).

Section 3. Representations and Warranties. The Administrative Borrower, on behalf of the Loan Parties, hereby represents and warrants to the Agent and the Lenders as follows:

(a) The representations and warranties herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant thereto on or prior to the Amendment Effective Date are true and correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct on and as of such date).

(b) No Default or Event of Default has occurred and is continuing or would result from this Agreement becoming effective in accordance with its terms.

Section 4. Ratification; Reservation of Rights. Except as otherwise expressly provided herein, the Administrative Borrower, on behalf of the Loan Parties, confirms and agrees that (a) the Loan Agreement and each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant thereto is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) to the extent that the Loan Agreement or any other Loan Document or certificate or other writing delivered to the Agent or any Lender pursuant thereto purports to assign or pledge to the Agent (on behalf of the Agent and the Lenders), or to grant to the Agent (on behalf of the Agent and the Lenders) a security interest in or lien on, any collateral as security for the obligations of the Loan Parties from time to time existing in respect of the Loan Agreement and the other Loan Documents, such pledge, assignment and/or grant of a security interest or lien is hereby ratified and confirmed in all respects as security for all obligations of the Loan Parties, whether now existing or hereafter arising. This Agreement does not and shall not affect any Obligations of the Loan Parties under the Loan Agreement or any other Loan Document or certificate or other writing delivered to the Agent or any Lender pursuant thereto, other than as expressly provided herein, including, without limitation, the Loan Parties’ obligations to repay the Obligations in accordance with the terms of the Loan Agreement and the other Loan Documents, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Loan Agreement or any other Loan Document, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document. Notwithstanding anything contained in this Agreement to the contrary, the Agent and the Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Loan Agreement, any other Loan Documents and applicable law in respect of any Default or Event of Default.

Section 5. Indemnification and Release. The Administrative Borrower, on behalf of the Loan Parties, hereby (a) agrees that the Loan Parties shall indemnify and hold harmless each Indemnified Person from and against any and all claims, damages, liabilities and expenses, including, without limitation, attorneys’ fees and disbursements, which may be incurred by or asserted against any Indemnified Person in any investigation, litigation, suit or action arising out of or relating to (i) the release pursuant hereto of any security interest, lien, encumbrance or other charge granted to the Agent (on behalf of the Agent and the Lenders) or (ii) the payment of any Obligations as provided herein; provided that the Loan Parties shall not be required to indemnify any Indemnified Person from or against any portion of such claims, damages, liabilities or expenses arising out of the gross negligence or willful misconduct of such Indemnified Person, as determined by a final nonappealable judgment of a court of competent jurisdiction; (b) agree to pay all costs and expenses in connection with the preparation, execution, delivery, filing and recording of this Agreement, and the performance of any other acts and the execution of any other documents required to effect the release of any security pursuant hereto, including, without limitation, the fees and disbursements of counsel to the Agent and the Lenders; and (c) agree to pay any and all stamp and other transfer or filing taxes and fees payable or determined to be payable in connection with the execution and delivery hereof or any release document pursuant hereto, and to hold each Indemnified Person harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

Section 6. Successors and Assigns. This Agreement shall (a) be binding on the parties hereto and their respective successors and assigns, and (b) inure the benefit of the parties hereto and their respective successors and assigns.

Section 7. Execution in Counterparts. This Agreement may be executed in several counterparts and by each party on a separate counterpart each of which when executed shall be an original and all of which together shall constitute one instrument. Signatures to this Agreement may be delivered by telecopier or electronic transmission.

Section 8. Effective Date. This Agreement shall be deemed to be effective as of the date of satisfaction of all conditions precedent set forth in Section 2 hereof.

Section 9. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 10. WAIVER OF JURY TRIAL, ETC. THE ADMINISTRATIVE BORROWER, ON BEHALF OF EACH LOAN PARTY, THE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY OTHER AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THE LOAN AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE ADMINISTRATIVE

BORROWER, ON BEHALF OF EACH LOAN PARTY, CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT, ANY LENDER OR THE ISSUING LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY AGENT, ANY LENDER OR THE ISSUING LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVER. THE ADMINISTRATIVE BORROWER, ON BEHALF OF EACH LOAN PARTY, HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT.

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IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

AGENT:

WELLS FARGO FOOTHILL, INC. as Agent and as Lender

By:	/s/ Andrew Furlong III
Name: Andrew T. Furlong III
Title: Vice President

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Fourth Amendment to Loan Agreement

LENDERS:

MAST CREDIT OPPORTUNITIES I, (MASTER) LTD., as a Lender

By:	/s/ Chris Madison
Name: Chris Madison
Title: Director

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Fourth Amendment to Loan Agreement

The undersigned, on behalf of itself and the other Loan Parties, hereby ratifies and confirms the Loan Parties' Obligations under the Loan Agreement and the other Loan Documents, as modified hereby and by the transactions contemplated hereby.

ADMINISTRATIVE BORROWER:

ELGIN NATIONAL INDUSTRIES, INC.

By:	/s/ Wayne J. Conner
Name: Wayne J. Conner
Title: Vice President

Signature Page to

Fourth Amendment to Loan Agreement